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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 30, 1999


                               THE GOOD GUYS, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                         0-14134                     94-2366177
(State or other                  (Commission File            (IRS Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)


             7000 Marina Boulevard, Brisbane, California 94005-1830
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 415/615-6000

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            Item 5.  Other Events.

            On April 30, 1999, the Registrant announced that Dennis C. Carroll was resigning as Senior Vice President, Finance and Administration and Chief Financial Officer of Registrant, effective as of May 14, 1999.

            Item 7.  Financial Statements and Exhibits.

            (c)  Exhibits

            99.2  Press Release, dated April 30, 1999

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE GOOD GUYS, INC.
                                        (Registrant)



                                        By: /s/ Dennis C. Carroll
                                            ___________________________________
                                             Name: Dennis C. Carroll
                                             Title: Senior Vice President and
                                                    Chief Financial Officer
Dated:  May 5, 1999


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                                  Exhibit Index



        Exhibit No.                         Description
        -----------                         -----------
          99.2                              Press Release, dated April 30, 1999